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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-08
                             POOL PROFILE (2/9/2001)

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                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE

                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $200,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Mar-01
     INTEREST RATE RANGE                                     6.000% - 10.500%
     GROSS WAC                                                          7.80%                 (+/- 5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      176                (+/- 2 month)

     WALTV                                                                68%                (maximum 80%)

     CALIFORNIA %                                                         20%                (maximum 25%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  5%)

     AVERAGE LOAN BALANCE                                            $395,000           (maximum $405,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,400,000         (maximum $2,000,000)

     CASH-OUT REFINANCE %                                                 20%               (maximum  25%)

     PRIMARY RESIDENCE %                                                  95%                (minimum 85%)

     SINGLE-FAMILY DETACHED %                                             90%                (minimum 80%)

     FULL DOCUMENTATION %                                                 80%                (minimum 70%)

     PREPAYMENT PENALTY %                                                  0%                 (maximum 3%)

     UNINSURED > 80% LTV %                                                 2%                 (maximum 3%)

     TEMPORARY BUYDOWNS                                                    1%                (maximum  3%)




                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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

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                                           WFMBS MORTGAGE LOAN POOL
                                      10-YEAR THROUGH 15-YEAR FIXED RATE
                                           NON-RELOCATION MORTGAGES
                                             WFMBS SERIES 2001-08

                          PRICING INFORMATION

-----------------------------------------------------------------------------------------------


 RATING AGENCIES                               TBD by Wells Fargo

 PASS THRU RATE                                             6.75%

 ASSUMED SIZE OF PRINCIPAL ONLY CLASS                       0.20%

 PRICING DATE                                                 TBD

 FINAL STRUCTURE DUE DATE                               12-Mar-01                9:00 AM

 SETTLEMENT DATE                                        30-Mar-01

 ASSUMED SUB LEVELS                                           AAA          2.200%
                                                               AA          1.150%
                                                                A          0.800%
                                                              BBB          0.450%
                                                               BB          0.250%
                                                                B          0.150%

                                                         Note:  AAA Class will be rated by two rating agencies.
                                                         AA through B Classes will be rated by one rating agency.

      * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE
RESIDUAL CLASS WILL NOT BE RATED.

      * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

      WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-08. THE PRINCIPAL only CERTFICATE CREATED BY THE
      DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

      WFMBS CONTACTS                                          Brad Davis (301) 846-8009
                                                              Lori Maller (301) 846-8185



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